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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We have issued our reports dated February 15, 1996 accompanying the combined financial statements and schedule of ENStar (an operating unit of North Star Universal, Inc.) included in the Registration Statement of ENStar Inc. on Form S-4. We hereby consent to the use of the aforementioned reports in the Proxy Statement of North Star Universal, Inc. forming part of the Registration of ENStar Inc. on Form S-4 and to the use of our name as it appears under the caption "Experts."

We have issued our reports dated February 15, 1996 accompanying the consolidated financial statements and schedule of North Star Universal, Inc. and Subsidiaries included in the Annual Report on Form 10-K of North Star Universal, Inc. for the year ended December 31, 1995 incorporated by reference in the Registration Statement of ENStar Inc. on Form S-4. We hereby consent to the incorporation by reference of said reports in the Proxy Statement of North Star Universal, Inc. forming part of the Registration Statement of ENStar Inc. on Form S-4 and to the use of our name as it appears under the caption "Experts."

                                                          /s/ GRANT THORNTON LLP

Minneapolis, Minnesota
February 15, 1996

We have issued our reports dated February 14, 1996 accompanying the consolidated financial statements and schedule of Michael Foods, Inc. and Subsidiaries included in the Annual Report on Form 10-K of Michael Foods, Inc. for the year ended December 31, 1995 incorporated by reference in the Registration Statement of ENStar Inc. on Form S-4. We hereby consent to the incorporation by reference of said reports in the Proxy Statement of North Star Universal, Inc. forming part of the Registration Statement of ENStar Inc. on Form S-4 and to the use of our name as it appears under the caption "Experts."


                                                          /s/ GRANT THORNTON LLP

Minneapolis, Minnesota
February 14, 1996